AFL-CIO HOUSING INVESTMENT TRUST Carl Mackley Apartments Philadelphia, PA

PROJECT DESCRIPTION

The Carl Mackley Apartments project was the major renovation of an historic apartment complex built in 1934 by the Full Fashion Hosiery Workers’ Union to provide high-quality affordable housing for working families in Philadelphia. To update the development for today’s housing needs, the project underwent substantial rehabilitation, including a reduction in density from 265 smaller units to 184 larger units more suitable for family housing. The 184 units consisted of one-, two-, three-, and four-bedroom apartments, with 50% of these units reserved for low-income residents receiving Section 8 rental assistance. A separate community center provided residents with meeting and recreational space, and an on-site social worker handled counseling and referrals to community resources. The four-building complex spans an entire block in the Juniata neighborhood of Philadelphia.

HIT ROLE

HIT staff worked closely with HUD, Fannie Mae, the City of Philadelphia, and the developer to structure financing for this historic apartment development. In 1997, the HIT provided $9.2 million in financing as well as a $12.7 million Section 8 project-based subsidy from its participation in the Community Investment Demonstration Program with HUD. Other sources of funding included Bell Atlantic Credit Corporation, PW Funding, Inc., Bank of America, and CMH Development L.P. The total development cost of the project was $21 million.

SOCIAL IMPACT

Renovation of the Carl Mackley Apartments preserved an important affordable housing resource for the City of Philadelphia as well as a significant piece of labor, housing and architectural history.

Named after a union worker killed in a Philadelphia hosiery strike in 1930, the apartments were built in 1934 by the Full Fashion Hosiery Workers’ Union (later merged into UNITE HERE) with a loan from President Franklin Delano Roosevelt’s Public Works Administration. The project was considered to be an innovative example of labor-sponsored affordable housing, and it was the nation’s first federally sponsored public housing development for low- and moderate-income families.

“Both the old and new Carl
Mackley are products of labor’s
partnership with others in the
community who share our vision
of high quality housing that all
working families can afford.”

—AFL-CIO President John Sweeney (1999)
at rededication of Carl Mackley Apartments

The renovation work carefully preserved or replicated the pre-World War II modernist styling that makes the Carl Mackley Apartments a significant example of the International Style of architecture in the United States.

The renovation work, completed in 1999, allowed the Carl Mackley Apartments to continue to meet the need for quality, affordable rental apartments in Philadelphia’s Juniata neighborhood, a diverse working community. The project helped contribute to the neighborhood’s stability and sense of community. Work on the project created 150 good union jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW, Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018